                                                                    EXHIBIT 10.2

                         Crosby Corporate Center
                         Bedford, Massachusetts
                                ("Park")

                        FIRST AMENDMENT TO LEASE
                           Date: May 10, 1997


         LANDLORD:     Beacon Properties, L.P.

         TENANT:       Security Dynamics Technologies, Inc.

         LEASE
         EXECUTION
         DATE:         March 11, 1996

         EXISTING
         PREMISES:     The entirety of 20 Crosby Drive (Building No. 1) in the
                       Park, as more particularly described in the Lease

         RENT
         COMMENCEMENT
         DATE:         August 1, 1996

         TERMINATION
         DATE:         July 31, 2006

         PREVIOUS
         LEASE
         AMENDMENTS:   None

         FIRST AMENDMENT ADDITIONAL PREMISES:
                       The entirety of Building No. 3 in the Park, substantially as shown on Lease Plan,
                       Exhibit 2, First Amendment, dated May 10,
                       1997. The First Amendment Additional
                       Premises have two floors. The first floor contains 15,863 square feet of Total Rentable Area and the second floor contains 15,652 square feet of Total Rentable Area.

         WHEREAS, Tenant desires to lease additional premises in the Park, to wit, the First Amendment Additional Premises;

         WHEREAS, Landlord is willing to lease the First Amendment Additional Premises to Tenant on the terms and conditions hereinafter set forth;

         NOW THEREFORE, the above-referenced lease ("the Lease") is hereby amended as follows:

1.       DEMISE OF FIRST AMENDMENT ADDITIONAL PREMISES

         Landlord hereby demises and leases to Tenant, and Tenant hereby hires and takes from Landlord, the First Amendment Additional Premises. Said demise of the First Amendment Additional Premises shall be upon the terms set forth on
Exhibit 1, First Amendment Version, Sheets 1, 2, and 3, dated May 10, 1997, and upon all of the terms and conditions of the Lease to the extent not inconsistent with said Exhibit 1 and provisions of this First Amendment. Wherever the term "Building" is used in the Lease in connection with the First Amendment Additional Premises, such term shall be deemed to refer to Building No. 3 in the Park.

2.       TERM COMMENCEMENT DATE IN RESPECT OF FIRST AMENDMENT
         ADDITIONAL PREMISES

         The Term Commencement Date in respect of the First Amendment Additional Premises shall be the date that each party executes and delivers this First Amendment.

3.       RENT COMMENCEMENT DATES IN RESPECT OF THE FIRST
         AMENDMENT ADDITIONAL PREMISES

         Subject to the provisions of Subparagraph B of Paragraph 6 of this First Amendment, the Rent Commencement Dates in respect of the First Amendment Additional Premises shall be as follows:

         First Floor:      The earlier of: (x) August 4, 1997, or (y) the date
                           that Tenant commences to use the first floor of the First Amendment Additional Premises, or any portion thereof, for business purposes

         Second Floor:     The earlier of: (x) January 5, 1998, or (y) the date
                           that Tenant commences to use the second floor of the Second Amendment Additional Premises, or any portion thereof, for business purposes

4.       COMMENCEMENT OF TENANT'S OBLIGATIONS TO PAY TAX EXCESS
         AND OPERATING EXPENSE EXCESS

         A. Notwithstanding anything to the contrary herein or in the Lease contained, Tenant's obligation to pay Tax Excess in respect of the entirety of the First Amendment Additional Premises shall commence as of July 1, 1998.


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
         B. Notwithstanding anything to the contrary herein or in the Lease contained, Tenant's obligation to pay Operating Expense Excess in respect of the entirety of the First Amendment Additional Premises shall commence as of January 1, 1998.

5.       CONDITION OF FIRST AMENDMENT ADDITIONAL PREMISES

         Tenant shall take the First Amendment Additional Premises "as-is", in the condition in which the First Amendment Additional Premises are in as of the Term Commencement Date in respect of the First Amendment Additional Premises, without any obligation on the part of Landlord to perform any work in order to prepare the First Amendment Additional Premises for Tenant's occupancy, and, except as set forth in Article 7(f) and Exhibit 7 of the Lease, without any representation by Landlord to Tenant as to the condition of the First Amendment Additional Premises. Without limiting the foregoing, Articles 4.1-4.8 of the Lease and Exhibits 4 and 4A of the Lease shall have no applicability to the First Amendment Additional Premises. Notwithstanding the foregoing, Landlord shall, at its sole cost and expense, install a separate electric submeter measuring the consumption of electric current in the First Amendment Additional Premises.

6.       LANDLORD BASE BUILDING CODE COMPLIANCE WORK ISSUES

         A. The parties have identified certain items of work ("Base Building Code Compliance Work") listed on Exhibit 4, First Amendment, dated May 10, 1997, a copy of which is attached hereto and made a part hereof, which must be performed in order to bring the Base Building into compliance with applicable state and local law. Tenant shall perform such Base Building Code Compliance Work as part of the improvements which Tenant will be performing in the First Amendment Additional Premises. Landlord shall, at Tenant's election, either pay to Tenant or Tenant's contractor the cost of performing other items ("Landlord Cost Items") of Base Building Code Compliance Work, as identified on said
Exhibit 4. Landlord shall pay for the Landlord Cost Items within thirty (30) days of its receipt of a requisition therefore after the completion of the applicable item of work. Such requisition shall include evidence reasonably satisfactory to Landlord of the amount of such Landlord Cost Item.

         B. The parties acknowledge that it is possible that, prior to Tenant's occupancy of the First Amendment Additional Premises, the Town of Bedford may order that work ("Additional Code Compliance Work"), other than the Base Building Code Compliance Work identified on Exhibit 4, First Amendment, be performed in order to bring the Base Building into compliance with law and in order to allow Tenant to legally occupy the First Amendment Additional Premises. If either Landlord and/or Tenant is so ordered to perform any Additional Code Compliance Work, then:


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
         (1) At Landlord's election, either: (i) Landlord shall pay to Tenant or Tenant's contractor the cost of performing the Additional Landlord Cost Items, as hereinafter defined, or (ii) Landlord shall engage its own contractor to perform the Additional Landlord Cost Items, and

         (2) The Rent Commencement Date in respect of the affected floor of the First Amendment Additional Premises shall be extended by the length of time (if any) that Tenant's occupancy of such floor of the First Amendment Additional Premises is delayed as the result of the performance of the Additional Landlord Cost Items.

         C. For the purposes of this Paragraph 6, "Additional Landlord Cost Items" shall be defined as any Additional Code Compliance Work other than such work as required as the result of Tenant's particular or unusual use or construction of any portion of the First Amendment Additional Premises. General business office use shall not be considered to be a particular or unusual use of the First Amendment Additional Premises, and construction necessary to allow for general business office use shall not be considered to be particular or unusual construction. Without limiting the foregoing, construction of a seating area in the sunken area on the first floor of the First Amendment Additional Premises shall not be considered to be particular or unusual use or construction.

7.       TENANT'S EARLY TERMINATION RIGHT

         Tenant's early termination right, as set forth in Paragraph 1 of the Rider to the Lease shall have no applicability to the First Amendment Additional Premises (i.e. if Tenant exercises its early termination right under said Paragraph 1 with respect to the Existing Premises, the Lease shall remain in full force and effect with respect to the First Amendment Additional Premises).

8.       TENANT'S EXTENSION OPTION

         Tenant's extension option with respect to the First Amendment Additional Premises may NOT be exercised independently of Tenant's extension option with respect to the Existing Premises (i.e. Tenant may NOT extend the term of the Lease with respect to the First Amendment Additional Premises without exercising its right to extend the term of the Lease with respect to the Existing Premises). However, Tenant's extension option with respect to the Existing Premises shall be independent of Tenant's extension option with respect to the First Amendment Additional Premises (i.e. Tenant shall have the right to extend the term of the Lease with respect to the Existing Premises without exercising its right to extend the term of the Lease with respect to the First Amendment Additional Premises).


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
9.       PARKING

         A. Tenant shall have the exclusive right, in connection with its demise of the First Amendment Additional Premises, to use the three (3) parking spaces located in the area shown as "Tenant's Building No. 3 Exclusive Parking Area" on Exhibit 3, First Amendment. Tenant's right to use Tenant's Building No. 3 Exclusive Parking Area shall be upon all of the same terms and conditions as are applicable to Tenant's right to use Tenant's Exclusive Parking Area, as set forth in Article 2.3 of the Lease.

         B. The present (i.e. as of the Execution Date) configuration of the common and exclusive parking areas in the Park is as set forth on Exhibit 3, First Amendment.

         C. Tenant's right to use Tenant's Exclusive Parking Area on an exclusive basis is appurtenant solely to Tenant's demise of the Existing Premises and Tenant's right to use Tenant's Building No. 3 Exclusive Parking Area on an exclusive basis is appurtenant solely to Tenant's demise of the First Amendment Additional Premises (i.e. from and after the termination of the term of the Lease in respect of the Tenant's Exclusive Parking Area, Tenant shall have no further right to use Tenant's Exclusive Parking Area on an exclusive basis and from and after the termination of the term of the Lease in respect of Tenant's Building No. 3 Exclusive Parking Area, Tenant shall have no further right to use Tenant's Exclusive Building No. 3 Parking Area).

10.      LANDLORD'S TERMINATION RIGHTS BASED UPON VACANCY

         Landlord's termination right under Article 5.4 of the Lease shall apply to the Existing Premises independently of the First Amendment Additional Premises, provided however, that the Vacancy Period, as defined in Article 5.4, applicable to the First Amendment Additional Premises shall be three hundred sixty-five (365) consecutive days. In other words:

         A. If Tenant ceases to use all, or substantially all, of the Existing Premises for one hundred twenty (120) consecutive days, but Tenant continues to use the First Amendment Additional Premises, then Landlord shall have the right to terminate the term of the Lease in respect of the Existing Premises in accordance with Article 5.4, but Landlord shall not have the right to terminate the term of the Lease with respect to the First Amendment Additional Premises.

         B. If Tenant ceases to use all, or substantially all, of the First Amendment Additional Premises for the three hundred sixty-five (365) consecutive days, but Tenant continues to use the Existing Premises, then Landlord shall have the right to terminate the term of the Lease in respect of the First Amendment Additional Premises, but Landlord shall not have the right to terminate the term of the Lease with respect of the Existing Premises.


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
11.      TERMINATION RIGHTS BASED UPON CASUALTY AND TAKING

         In the event of a casualty or a taking which affects only one of the Buildings which would allow either party to exercise its rights, under either
Article 18 or 20 of the Lease, to terminate the Lease, then, notwithstanding anything to the contrary herein contained, neither party shall have the right to terminate the term of the Lease with respect to the Building which is not affected by such casualty or taking.

12.      TENANT'S SECURITY

         Tenant shall not be required to provide additional security (i.e. in addition to the $750,000.00 Letter of Credit which Tenant delivered to Landlord in connection the execution of the Lease) in connection with its demise of the First Amendment Additional Premises. The parties confirm and agree that said $750,000.00 Letter of Credit shall secure Tenant's obligations under the Lease, as hereby amended.

13.      SIGNAGE

         Subject to obtaining Landlord's approval of the particulars therefor which shall not be unreasonably withheld, and Tenant's obtaining all necessary governmental approvals therefor, Tenant may at its sole cost and expense install an exterior monument sign in front the First Amendment Additional Premises. Such sign shall identify Tenant and shall be in a location approved by Landlord. If Tenant installs such monument sign, Tenant shall maintain the same in good order and repair at all times and shall remove the same from the Park at the expiration or earlier termination of the term of the Lease in respect of the First Amendment Additional Premises.

14.      EXHIBIT 1

         Exhibit 1, Sheets 1, 2, 3, and 4, dated March 11, 1996 shall have no applicability to the First Amendment Additional Premises and in lieu thereof,
Exhibit 1, First Amendment Version, Sheets 1, 2, 4, and 4, dated May 10, 1997 shall apply to the First Amendment Additional Premises.


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
15. As hereby amended, the Lease is ratified, confirmed, and approved in all respects.

         EXECUTED UNDER SEAL as of the date first above written.

         LANDLORD:
         BEACON PROPERTIES, L.P.
         By BEACON PROPERTIES CORPORATION,
               General Partner

         By  /s/ Douglas S. Mitchell
             ------------------------------------
               (Name)            (Title)
               Hereunto Duly Authorized

         Date Signed  5/30/97
                    -----------------------------
         TENANT:
         SECURITY DYNAMICS TECHNOLOGIES, INC.

         By  /s/ A. W. CoviellO, Jr.       C.O.O.
             ------------------------------------
               (Name)            (Title)
               Hereunto Duly Authorized

         Date Signed  5/15/97
                    -----------------------------

                  EXHIBIT 1, FIRST AMENDMENT VERSION, SHEET 1
                                 BUILDING NO. 3
                            CROSBY CORPORATE CENTER
                             BEDFORD, MASSACHUSETTS


Execution Date:           May 10, 1997

Tenant:                   SECURITY DYNAMICS TECHNOLOGIES, INC. (a
                          Delaware corporation)

Mailing Address:          20 Crosby Drive, Bedford, Massachusetts 01730

Landlord:                 Beacon Properties, L.P., a Delaware limited
                          partnership (the sole general partner of which is Beacon Properties Corporation, a Maryland corporation.)

Mailing Address:          50 Rowes Wharf, Boston, Massachusetts 02110,
                          Attention: General Partner

Park: The land, buildings and other improvements thereon, from time to time, located off Crosby Drive in the Town of Bedford, Middlesex County, Commonwealth of Massachusetts known as Crosby Corporate Center, substantially as shown on the plan, and as more particularly described in the legal description, both of which are attached to the Lease as Exhibit 3.

Building:                 24 Crosby Drive, Bedford, MA (Building Three in
                          the Park).

Art.2
First Amendment
Additional Premises:      The entirety of the Building, substantially as shown
                          on Lease Plan, Exhibit 2, First Amendment.
Art. 3.1
Term
Commencement
Date in respect
of the First Amendment
Additional Premises:      The date that the First Amendment is executed and
                          delivered by both parties

                   EXHIBIT 1, FIRST AMENDMENT VERSION, SHEET 2
                                 BUILDING NO. 3
                             CROSBY CORPORATE CENTER
                             BEDFORD, MASSACHUSETTS


Art. 3.2
Termination
Date in respect
of First Amendment
Additional Premises:       Subject to the provisions of the Lease, July 31, 2006

Art. 5
Use of First Amendment Additional Premises:
                           General office purposes, research, development, light manufacturing and any uses ancillary thereto.

Art. 6
Yearly Rent:

                                                                                              Yearly Rent
                                                                                                 Rental
                                                                                                Rate Per
                                                                                              Square Foot
                                                                                                of Total
     FAAP Lease                                                   Monthly                       Rentable
        Year                      Yearly Rent                     Payment                         Area
        1-4                       $598,785.00                    $49,898.75                      $19.00

     5-July 31,                   $661,815.00                    $55,151.25                      $21.00
        2006


For the purposes hereof, an "FAAP Lease Year" shall be defined as any twelve (12) month period during the term of the Lease in respect of the First Amendment Additional Premises commencing as of the Rent Commencement Date in respect of the first floor of the First Amendment Additional Premises, or as of any anniversary of such Rent Commencement Date.

Notwithstanding anything to the contrary herein contained, the Yearly Rent payable in respect of the period from the Rent Commencement Date in respect of the first floor of the First Amendment Additional Premises through the day immediately preceding the Rent Commencement Date in respect of the second


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
                   EXHIBIT 1, FIRST AMENDMENT VERSION, SHEET 3
                                 BUILDING NO. 3
                             CROSBY CORPORATE CENTER
                             BEDFORD, MASSACHUSETTS


floor of the First Amendment Additional Premises shall be $25,116.42 per month.

Rent
Commencement
Dates:                     See Paragraph 3 of the First Amendment

Art. 7
Total
Rentable Area in
respect of First
Amendment Additional
Premises:

                           First Floor:      15,863 square feet
                           Second Floor:     15,652 square feet
                           ------------------------------------
                           Total:            31,515 square feet

Art. 8
Electricity:               Electric current for lighting and outlet plug use
                           will be sub-metered and paid to Landlord in accordance with Articles 8.1 and 8.5 of the Lease.

                           Base Electric Cost: $.96 per square foot of Total Rentable Area per year
                           Electric Rate: $.096 per kilowatt hour
                           Initial Estimated Monthly Electric Payment:
                           $2,521.20 per month

Art. 9

Operating
Cost Base:                 The actual amount of Operating Costs for calendar
                           year 1997, as the same may be adjusted to account for vacancies in the Park in accordance with
                           Article 9.1 (g)(5) of the Lease.

                   EXHIBIT 1, FIRST AMENDMENT VERSION, SHEET 4
                                 BUILDING NO. 3
                             CROSBY CORPORATE CENTER
                             BEDFORD, MASSACHUSETTS


Tenant's
Operating Cost
Percentage:                One hundred percent (100%) of the Building.

Tax Base:                  The actual amount of Taxes for fiscal tax year 1998
                           (i.e. July 1, 1997-June 30, 1998

Tenant's
Tax Percentage:            9.31% (i.e., the percentage determined by dividing
                           the Total Rentable Area of the Premises, 31,515 square feet, by the Total Rentable Area of the Park, 338,563 square feet).

Art. 29.3
Co-Brokers:                Spaulding & Slye and Beacon Management
                           Company.

Art. 29.5
Arbitration:               Massachusetts; Superior Court

LANDLORD:                                   TENANT:

BEACON PROPERTIES, L.P.                     SECURITY DYNAMICS
                                            TECHNOLOGIES, INC.
By: Beacon Properties Corporation,
  General Partner                           By:  /s/ A. W. Coviello, Jr.
                                               ---------------------------
                                                 Name:
                                                 Title: C.O.O.
By:  /s/ Douglas S. Mitchell                     Duly Authorized
     -------------------------
     Douglas S. Mitchell
     Senior Vice President

Date Signed:  5/30/97                       Date Signed:  5/15/97
            ------------------                          ------------------

                     LEASE PLAN, EXHIBIT 2, FIRST AMENDMENT,
                   SHEET 1, FLOOR 1,       DATE: MAY 10, 1997


               [Detailed floor plan of floor 1 of leased premises]

                     LEASE PLAN, EXHIBIT 2, FIRST AMENDMENT,
                   SHEET 2, FLOOR 2,       DATE: MAY 10, 1997


               [Detailed floor plan of floor 2 of leased premises]

                           EXHIBIT 4, FIRST AMENDMENT
                          BASE BUILDING CODE COMPLIANCE


     1.   Seal any openings in the exit stairs.

     2. Verify, and add where necessary, fire dampers in the base penetrations including any which may be required in the exit stairs and open well grills.

     3. Correct the transition between the sidewalk ramp and the front entry platform.

     4 Correct, if necessary, the speed of the door closure at front entrance for compliance. (This shall be done after a final HVAC balancing of the space).

     5. Remove the knob hardware on all existing doors that will remain, and replace with code compliant lever hardware.

     6. Correct the height of the fire strobe at second level entrance to Left Stair.

     7. Install code compliant signage at all four HC Toilet Rooms and at the Elevator.

     8. Verify with the Building Inspector the ability to substitute Tenant water coolers for water fountains on floors one and two. If unacceptable, two will be added based upon final tenant layout plans.

     9. Reglaze and repaint the metal windows at the rear of first floor and in upper clerestory and replace glass with insulated glazing units if possible. If new insulating glazing units are not feasible, then replace windows with new insulated glazing system (Note: This is not a code compliancey issue).

     10.  Repair or replace, as required, the rear exit door.

     11.  Repair exterior plaster soffit above rear exit door.

     12.  Replace the missing fixture in first floor gang toilet room.

     13.  Return the pressure pump to service.

     14. Correct, if necessary, the emergency lighting requirements of the toilet rooms.